                                                                    Exhibit 99.1

                              FINANCIAL PROJECTIONS

            The  Company  does not,  as a matter of  course,  publicly  disclose financial forecasts. However, in connection with this Offering, we are providing to prospective  investors the following  financial  projections  prepared by the
Company's  management.  These  projections were not prepared with a view towards public disclosure or compliance with published  guidelines of the Securities and
Exchange  Commission,  the guidelines  established by the American  Institute of
Certified Public Accountants for Prospective  Financial Information or generally accepted accounting principles.  The Company's certified public accountants have not examined or compiled any of these projections or expressed any conclusion or provided any form of assurance with respect to the projections and, accordingly, assume no responsibility for them. These projections are not fact and should not be relied upon as being  indicative of future results.  You are cautioned not to place undue reliance on these projections.

                                     HEALTH BENEFITS DIRECT CORPORATION
                                 15 MONTH PROJECTED STATEMENTS OF OPERATIONS

                                        -------------------------------------------------------------------
                                                            FOR THE THREE MONTHS ENDING:
                                        -------------------------------------------------------------------
                                        12/31/2005   3/31/2006    6/30/2006      9/30/2006       12/31/2006
                                        -------------------------------------------------------------------
REVENUES:
                                        -------------------------------------------------------------------
TOTAL REVENUES                            702,360    1,277,209    3,157,261      5,375,071        7,900,037
                                        -------------------------------------------------------------------

OPERATING EXPENSES:
TOTAL OPERATING EXPENSES                 1,548,886   1,839,188    3,163,452      4,559,569        5,966,033
                                        -------------------------------------------------------------------
INCOME (LOSS) BEFORE FEDERAL TAXES       (846,526)   (561,979)       (6,191)       815,502        1,934,004

Provision for Federal Taxes                                                                         453,836
                                        -------------------------------------------------------------------
NET INCOME (LOSS)                       $(846,526)  $(561,979)      $(6,191)      $815,502       $1,480,168
                                        ===================================================================

                                          ---------------------------------------------
                                                       FOR THE TWELVE MONTHS ENDING:
                                          ---------------------------------------------
                                                    12/31/05              12/31/06
                                          ---------------------------------------------
REVENUES:
                                          ---------------------------------------------
TOTAL REVENUES                                      2,329,690             17,709,579
                                          ---------------------------------------------

OPERATING EXPENSES:
TOTAL OPERATING EXPENSES                            5,093,945             15,528,242
                                          ---------------------------------------------
INCOME (LOSS) BEFORE FEDERAL TAXES                 (2,764,255)             2,181,337

Provision for Federal Taxes                                                  453,836
                                          ---------------------------------------------
NET INCOME (LOSS)                                 $(2,764,255)           $1,727,501
                                          =============================================

                                                     2

            The   projections   set  forth  above   constitute   forward-looking
statements  and  involve  numerous  risks and  uncertainties,  see RISK  FACTORS beginning  on  page  12.  While  presented  with  numerical  specificity,  these projections reflect numerous assumptions made by the Company's management,  many of which are inherently  uncertain and subject to change.  In addition,  factors such as industry performance and general business, economic,  regulatory, market and financial conditions, all of which are difficult to predict, may cause these projections or the underlying assumptions to be inaccurate.  Accordingly,  it is expected that there will be differences  between  actual and projected  results, and actual results may be materially greater or less than those contained in the projections.  Neither  the  Company  nor  any of  its  affiliates,  advisors  or representatives has made or makes any representation to any person regarding the
Company's ultimate  performance  compared to the information  contained in these projections.  Except to the extent required under  applicable  laws, the Company does not  intend to update or  otherwise  revise  these  projections  to reflect circumstances  existing after the date when made or to reflect the occurrence of future events even in the event any or all of the assumptions  underlying  these projections  are  shown to be in  error.  These  projections  should  be read in conjunction with the Risk Factors beginning on page 12.

REVENUE MODEL

            The Company  generates  commission and fee revenue from the sale and service of insurance policies and products offered by third parties. The Company utilizes a proprietary  technology,  the Internet,  and other marketing  methods together with  licensed  agent  employees to sell  products  offered by external parties.

            The agents  rely on leads that the  Company  acquires  from  various sources,  which  include  internet  based  marketing and  traditional  marketing techniques.

            Revenues are earned from  commissions  paid by the third  parties at negotiated  rates from the insurance  carriers and vary from product to product.
The Company  receives  advances for  commissions on certain  products based on a calculation  of  annualized  premium,  commission  percentage  rate and  advance period. This calculation varies from product to product and by carrier,  and the
Company may have  limited  ability to control  the amount it  receives  from the carriers.  In addition to a commission,  on some products,  the Company receives placement fees. Currently,  the Company establishes a deferred revenue liability to reflect  commissions  paid but not yet earned.  The Company's  cash flow from operations  is in excess of  operating  earnings,  although  this may  change in future periods.

            The  projections  assume that the Company  will  recruit  additional agents  throughout 2006 and that their sales  productivity in terms of close and placement  rates will be consistent  with the results  achieved in 2005 to date.
There is no assurance  that the Company will be able to identify  other  similar digitally-based  agencies  or  other  complimentary  businesses  that  would  be acquisition candidates or that, if identified, that the Company would be able to successfully negotiate a purchase.  Therefore,  these projections do not include any  allowance  for any  acquisition.  If the  Company  consummates  one or more acquisitions during the time period covered by the projections, such projections would change materially. See RISK FACTORS on page 15.

                                       3

            While  the  Company  does  not  have  exclusive  and  non-cancelable contracts with insurance  carriers,  the projections were prepared assuming that these  relationships  will be sustained,  that the products and rates offered by the  current  carriers  will  remain  competitive  and that the  service  levels provided by these insurance  carriers will be equal to current service levels in most cases and improved in the case of the Company's life insurance product. See
RISK FACTORS, including those on page 15.

            The  Company  has a  limited  operating  history  and  based on that history has developed average measures of performance.  The Company has utilized these  performance  measures in the  projections  including  average  annualized premium an individual agent sells per day,  placement and retention rates. There are many factors  influencing these performance  measures and actual results may differ materially from these projections.  See RISK FACTORS,  including those on page 13.

EXPENSE MODEL

            The  Company's  largest  expense  category is  salaries  and related employee  costs and a  significant  portion  of those  expenses  relate to agent employee  compensation.  The  projections  assume  that  the  Company  will  add approximately  100  additional  agents in 2006 and,  as such,  that  increase in headcount is reflected  in the  projections.  The  Company's  support  staff and related  expenses are projected to increase,  but at a rate  generally less than the increase in agents so  non-variable  salary expense related to operations is projected  to  represent a smaller  percentage  of revenue.  Other  expenses are assumed to increase  generally in  proportion  to the increase in the  Company's number of agents.  In addition,  in  anticipation  of becoming a public company,
costs  related  to   professional   and  consulting  fees  have  been  increased
significantly in 2006 as compared to 2005.

            The  Company  will  be  subject   federal  income  taxes  as  a  "C"
corporation  effective from September 2005. The federal income tax provision was projected  after giving  effect to the expected tax loss carry forward from 2005 and using the corporate tax rate currently in effect.

                                       4